                                                                    EXHIBIT 99.2

                                CONFIDENTIAL TREATMENT REQUESTED - REDACTED COPY
  CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT
    HAS BEEN REQUESTED IS OMITTED AND NOTED WITH "***." AN UNREDACTED VERSION OF
      THIS DOCUMENT HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE
                                                                     COMMISSION.


                   INTEL CORPORATION PURCHASE AGREEMENT -
                         CAPITAL EQUIPMENT AND SERVICES

                                                   AGREEMENT NUMBER:  C-57066
                                                   EFFECTIVE DATE:   OCT 1, 2004
                                                   CNDA #:  19156

BUYER:

Intel Corporation (and all divisions and wholly-owned subsidiaries, hereinafter "BUYER" OR "INTEL").
5000 West Chandler Blvd.
Chandler, AZ 85226

SELLER:

Delta Design, Inc.  (hereinafter "SELLER").
12367 Crosthwaite Circle
Poway, CA 92064-6817

ADDENDA ATTACHED HERETO AND        [X]  General Terms and Conditions of Purchase
                                        Agreement -
INCORPORATED HEREIN BY REFERENCE        Capital Equipment and Services
                                        (MARK "X" WHERE APPLICABLE):
                                   [X]  A    Additional Terms and Conditions
                                             Applicable to all Equipment
                                             Models, Spare Parts, and Services
                                   [X]  B    Alcohol and Drug Free Workplace
                                             Directive
                                   [X]  C    Protection of Buyer's Information
                                             Assets
                                   [X]  D    Equipment Specific Terms and
                                             Conditions
                                   [X]  E    Training and Documentation
                                             Requirements
                                   [X]  F    Additional Software Terms and
                                             Conditions
                                   [X]  G    Pricing for Services and Training
                                   [X]  H    Third Party Technology Escrow
                                   [X]  I    Spare Parts Consigned Inventory
                                             Program
                                   [X]  J    FSE Curriculum Summary
                                   [X]  K    Supplemental Provisions
                                   [X]  L    Limitation of Liability


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During the term of this Agreement and any extension thereto, Buyer may purchase and Seller shall accept all Releases for Items and Services in accordance with the prices and the terms and conditions contained in this Agreement. Any and all Releases, as may be issued by the Buyer, shall reference this Agreement and be governed solely by the terms and conditions of this Agreement notwithstanding any preprinted terms and conditions on Seller's acknowledgment or Buyer's Release. Any additional or different terms as may be contained in Seller's documents are hereby deemed to be material alterations, and Buyer hereby gives notice of objection to and rejection of such material alterations.

INTEL CORPORATION                                SELLER

Signed:                                          Signed:
       ----------------------------                     ------------------------
By:        Stacy Song                            By:          Bob Williams
   --------------------------------                  ---------------------------
Title:     Commodity Manager                     Title:       Account Manager
      -----------------------------                     ------------------------
Date:                                            Date:
        ---------------------------                       ----------------------


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                                CONFIDENTIAL TREATMENT REQUESTED - REDACTED COPY

GENERAL TERMS AND CONDITIONS OF PURCHASE AGREEMENT - CAPITAL EQUIPMENT AND SERVICES

1.    DEFINITIONS.

      A. "CONSUMABLE" means a Spare Part whose life expectancy and mode of failure is known or predictable during the normal operation of the Equipment and that should meet the normal attributes of schedulable and predictable demand and life expectancy of less than three (3) months with the exception of heat sinks.

      B. "CUSTOM ITEMS" mean those Items manufactured by Seller for sale exclusively to Buyer for which a minimum of twenty-five percent (25%) of Seller's cost pertaining to the Items is directly attributable to the customization for Buyer as set forth in the Purchase Spec.

      C. "CONSIGNMENT" means any spare part owned by the Seller which Buyer chooses to hold on-site, or Seller holds off-site, at Buyer's discretion, to help Seller meet the Equipment availability requirements or productivity as defined in the Purchase Spec.

      D. "Component" means any library, tool, class, etc. to support calibration, diagnostics, configuration, classes, development programming syntax, pattern management, STL, SECS/GEM libraries, etc.

      E. "Documentation" means any and all user documentation and training materials necessary to instruct Buyer in the proper installation, use and operation of the Software and Items or Items which accompany either Software or Items.


      F. "EQUIPMENT" means whole systems that produce the required output per the applicable Equipment configuration and system performance specifications set forth in the Purchase Spec for each Equipment model or as otherwise agreed in writing by the parties.

      G. "FACILITIZATION" means placement and rough hook-up of electrical, gas, and vacuum utilities to the Items.

      H. "FORECAST(S)" means the quantity of Items or Services that Buyer reasonably anticipates it may purchase during a specified time.

      I. "HAZARDOUS MATERIALS" mean dangerous goods, chemicals, contaminants, substances, pollutants or any other materials that are defined as hazardous by relevant local, state, national, or international law, regulations and standards.

      J. "ITEMS" means either singly or collectively, as the context indicates:
         Equipment; Equipment components; software; hardware; Spare Parts; upgrades, retrofits, modifications (including all beta releases), and enhancements to any of the foregoing purchased separately; or other goods which Seller is to sell to Buyer as set forth in this Agreement.

      K. "LEAD-TIME" means the agreed number of calendar weeks or days from the date a Release is issued for an Item to the date the Item is to be shipped by the Seller.

      L. "NON-CONSUMABLE" means a Spare Parts that is not replaced routinely and has an unpredictable life expectancy and that is typically replaced or repaired due to failures or deteriorating performance (quality and output).

      M. "OTD" or "ON-TIME DELIVERY" means a percentage computed for each Buyer site for each (Buyer work week calendar) month equal to: the number of Releases for Items received by such


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         site which are (i) complete and (ii) delivered to the FCA point by the date specified, divided by the total number of Releases received by such site.

      N. "PURCHASE SPEC" means the agreed Equipment Purchase Specification as set forth in Addendum D for each Equipment model purchased or to be purchased pursuant to this Agreement.

      O. "RELEASE" means Buyer's purchase order or change order to ship a definite quantity of Items or to provide Services to a specified schedule.

      P. "SERVICES" means the work to be performed by Seller including, but not limited to: installation, process qualification, maintenance, warranty repair, service call, continuous improvement, Equipment upgrades/modification, and extended service contracts as set forth in Addendum A and/or any Buyer factory specific Scope Of Work ("Scope of Work" or "SOW").


      Q. "Software" means any Component and/or firmware provided with, embedded in or that is necessary, required or normally provided by the Seller for the use and/or operation of Items, in object and/or Source Code form.


      R. "SPARE PART(S)" mean Consumable and/or Non-Consumable Items that are used as a means to maintain, sustain, or otherwise enable Equipment to meet or exceed its performance, availability and production requirements.


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2.TERM OF AGREEMENT.

      A. This Agreement shall be effective for ***) years from the Effective
         Date.

      B. At Buyer's option, Items for which a Release has been issued prior the expiration of this Agreement may be scheduled for delivery up to six
         (6) months following such expiration or for such longer period as may be required to complete delivery.

3.    PRICING.

      A. Prices for Items, Training and Services set forth herein shall remain fixed for the duration of this Agreement unless agreed otherwise in writing by the parties.

      B. Throughout the term of this Agreement and any extensions thereto, Seller warrants to Buyer that the prices set forth in this Agreement or any addendum, in conjunction with the discounts offered herein for any Item or equivalent Service, reflect the Seller's lowest price charged any customer of Seller for that Item or equivalent Service regardless of any special terms, conditions, rebates or allowances of any nature. If Seller sells any Item or provides equivalent Service to any other customer, at a price less than the price set forth in this Agreement or any addendum, Seller shall adjust its price to the lower price for all future invoices for such Item or Service and rebate to Buyer an amount equal to the difference in the price paid by Buyer and the lower price for any invoices already paid by Buyer for such Item or Service. In addition, Buyer may adjust the prices for any Item or Service invoiced by Seller and unpaid by Buyer to reflect the lower price. Each of the above adjustments and the rebate shall be calculated from the date the Seller first sells the Item or Service at the lower price. In the event the Seller offers a lower price either as a general price drop or to specific customer(s) for any reason, Seller shall immediately notify Buyer of this price and adjust Buyer's pricing to meet the new pricing structure.

      C. Buyer reserves the right to have Seller's records inspected and audited to ensure compliance with this Agreement. At Buyer's option, or upon Seller's written request, such audit will be performed by an independent third party at Buyer's choice and expense. The audit will assume all Items sold under this Agreement are standard Items unless otherwise specified in this Agreement.

         (i) Seller shall have the option to review the auditor's report prior to the release of such report to Buyer. If Seller disagrees with the auditor's report for any reason, Seller shall have the right to issue a letter in response, which will be included with the auditor's report to the Buyer.

         (ii) If discrepancies are found during the audit and price adjustments are required to be paid by the Seller to the Buyer, Seller shall reimburse Buyer for all costs associated with the audit, along with a single payment covering the price adjustments within thirty (30) days after the completion of the audit. The results of such audit shall be kept confidential by the auditor and, if conducted by a third party, only Seller's failures to abide by the obligations of this Agreement shall be reported to Buyer.

      D. All applicable taxes, including but not limited to sales/use taxes, transaction privilege taxes, gross receipts taxes, and other charges such as duties, customs, tariffs, imposts, and government imposed surcharges shall be stated separately on Seller's invoice. Seller shall remit all such charges to the appropriate tax authority unless Buyer provides sufficient proof of tax exemption.



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         (i) In the event that Buyer is prohibited by law from making payments to the Seller unless Buyer deducts or withholds taxes therefrom and remits such taxes to the local taxing jurisdiction, then Buyer shall duly withhold such taxes and shall pay to the Seller the remaining net amount after the taxes have been withheld. Buyer shall not reimburse Seller for the amount of such taxes withheld. When property is delivered and/or services are provided or the benefit of services occurs within jurisdictions in which Seller collection and remittance of taxes is required by law, Seller shall have sole responsibility for payment of said taxes to the appropriate tax authorities. In the event Seller does not collect tax from Buyer, and is subsequently audited by any tax authority, liability of Buyer will be limited to the tax assessment, with no reimbursement for penalty or interest charges. Each party is responsible for its own respective income taxes or taxes based upon gross revenues, including but not limited to business and occupation taxes.

            (ii) To the extent this Agreement includes transfers of licenses for software to be used in Web-based E-Commerce and/or E-Business solutions, or Web-related service fees, including but not limited to hosting fees, data and/or storage fees, and application services, and such services are determined to be taxable or to become taxable at some future point in time, Seller will collect such taxes as determined to be due from Buyer, or Buyer's resellers if applicable, and will remit same to the appropriate taxing jurisdictions. In the case of taxes imposed on the gross revenues resulting from the provision of said services, Seller will remit such taxes to the taxing jurisdiction before any deduction for Buyer's share of any business service fees. Seller will separately invoice and state separately thereon each type of service and applicable taxes provided under the Agreement.

      E. Additional costs, except those provided for herein or specified in a Release, will not be reimbursed without Buyer's prior written approval. No services will be rendered prior to the receipt of a purchase order.

      F. All prices are in U.S. dollars.

      G. Seller shall provide annual and quarterly audited financial statements and independent auditors' opinion to Buyer in accordance with securities regulations or within three (3) months of the period closing date if Seller is a private company. If applicable, these statements must include details on the semiconductor equipment division/subsidiary, and a signed management letter, which states that the financial statements are in conformity with generally, accepted accounting principles

4.    INVOICING AND PAYMENT.

      A. Prompt payment discounts will be computed from the latest of: (i) the scheduled delivery date; (ii) the date of actual ship date; or (iii) the date a properly filled out original invoice or packing list is received. Payment is made when Buyer's check is mailed or EDI funds transfer initiated.


      B. Original hard-copy invoices shall be mailed or delivered by U.S. Mail. Invoices shall include: Purchase Agreement number from the Release, purchase order number, line item number, Release number, part number, complete bill to address, description of Items, quantities, Buyer part number, listing of and dates of Services provided, unit prices and extended totals in U.S. dollars. Payment of an invoice shall not constitute acceptance of the Item or Service.

      C. Seller shall be fully responsible for, indemnify and hold Buyer harmless from any and all payments to its vendors or subcontractors utilized in the performance of Services.


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      D. On each Equipment model that Buyer purchases for the first time, payment shall be *** days computed from date of shipment *** days computed from date of final acceptance. On all subsequent Equipment purchases, payments shall be *** computed from date of shipment *** days computed from date of final acceptance. If final acceptance of the Equipment is delayed beyond *** days from the date of shipment due to no fault of the Seller, Buyer will pay the balance of *** days from the date of shipment. Payment of invoices on all Equipment shall be *** days. For payments computed from date of shipment, Buyer may, at its option, make payment within *** days and receive a *** discount from the total invoice.

      E. Payments on Equipment upgrades requiring acceptance certificates will be subject to the percentage payment breakouts described in D. above.


      F. Payment of invoices on all Items and Services except Equipment shall be *** days.

      G. Seller shall be fully responsible for, indemnify and hold Buyer harmless from any and all payments to its vendors or subcontractors utilized in the performance of Services.


5.    TERMINATION FOR CONVENIENCE.

      A. Buyer may terminate any Release placed hereunder, in whole or in part, at any time for its sole convenience by giving written notice of termination to Seller. Upon Seller's receipt of such notice, Seller shall, unless otherwise specified in such notice, immediately stop all work hereunder, give prompt written notice to and cause all of its vendors or subcontractors to cease all related work and, at the request of Buyer, return any materials provided to Seller by Buyer.

      B. There shall be no charges for termination of orders for standard Items or for Services not yet provided. Buyer will be responsible for ***. Paragraphs C through E of this Section 5 shall govern Buyer's payment obligation for Custom Items. Notwithstanding anything to the contrary, Seller shall not be compensated in any way for any work done after receipt of Buyer's notice, nor for any costs incurred by Seller's vendors or subcontractors after Seller receives the notice *** working days for proliferation to subcontractors or vendors), nor for any costs Seller could reasonably have avoided, nor for any indirect overhead and administrative charges or profit of Seller.

      C. Any claim for termination charges for Custom Items must be submitted to Buyer in writing within ***) days after receipt of Buyer's termination notice along with a summary of all mitigation efforts.

      D. Seller's claim may include the net cost of Custom Items work in process scheduled to be delivered within *** days and which must be scrapped due to the cancellation. Seller shall, wherever possible, place such custom work in process in its inventory and sell it to other customers. Claim shall be limited to the percent of lead-time reference in Addendum A per schedule below.

         *** of the lead-time remains prior to scheduled delivery date in the release of Equipment.*** and *** of the lead-time remains prior to scheduled delivery date in the release of the Equipment.*** of the lead-time remains prior to the scheduled delivery date in the release of the Equipment.

         Upon payment of Seller's claim, Buyer shall be entitled to all such work and materials paid for.

      E. Before assuming any payment obligation under this section, Buyer may inspect Seller's work in process and audit all relevant documents prior to paying Seller's invoice.

      F. Notwithstanding anything else in this Agreement, the failure to meet the delivery date(s) in the Release shall be considered a material breach and shall allow Buyer to terminate the order for


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         the Item and/or any subsequent Releases without any liability whether the Release was for standard or Custom Items.


6.    CONTINGENCIES.

      Neither party shall be responsible for its failure to perform due to causes beyond its reasonable control such as acts of God, fire, theft, war, riot, embargoes or acts of civil or military authorities. If delivery of Items or the performance of Services is to be delayed by such contingencies, Seller shall immediately notify Buyer in writing. If the delay is greater than thirty (30) days from the date of the notice, Buyer will have the option, in its sole discretion, to either (i) extend time of delivery or performance, or (ii) terminate the uncompleted portion of the order at no cost of any nature to Buyer.

7.    DELIVERY, RELEASES AND SCHEDULING.

      A. Any Forecasts provided by Buyer are for planning purposes only and do not constitute a Release or other commitment by Buyer. Buyer shall have no obligation to and may, at its sole discretion, issue Releases under this Agreement. Buyer shall be responsible only for Items or Services for which it has issued Releases hereunder.

      B. Seller shall notify Buyer's purchasing agent, (as noted on the Release), within twenty-four (24) hours if Seller is unable to make any scheduled delivery of Items or perform Services as scheduled and state the reasons. Such notification by Seller shall not affect Buyer's termination rights under Section 5.

      C. Buyer may place any portion of a Release on hold by notice that will take effect immediately upon receipt. Releases placed on hold will be rescheduled or cancelled within *** days. Any Release cancelled shall be subject to the terms and conditions of Section 5.


      D. Seller will give Buyer most-favored customer lead-time as specified in Addendum D for each Equipment model.


      F. Seller agrees that all Items will be delivered ready for shipment to the FCA point on the exact date specified in the Release ("Ship Date"). Late deliveries of any Items except Spare parts (as measured by adherence to the Ship Date on the most recent Release or contractual committed lead-time, whichever is earlier) will result in, at Buyer's option, a price reduction (or debit to Seller's account) on such late Items *** for each calendar day late with a cap of ***. In addition, Seller shall deliver, at its sole cost and expense, any late shipment of Items by expedited freight as instructed to Buyer's site. If Seller is unable to commit to the lead-times as defined in the Equipment Specific Terms and Conditions, the price reduction for late deliveries shall apply to the earlier of the committed Ship Date or the lead-time date calculated in accordance with Equipment Specific Terms and Conditions. Early deliveries (> *** days) of Items (as measured by adherence to the Ship Date on the most recent Release) will result in a price reduction of *** for each calendar day that an Item is delivered early. Partial deliveries are counted as late shipments and will only be considered complete when all Items, (and other Spare parts required to install and qualify Equipment, if applicable) have been shipped. Equipment shipments will not be considered complete until the Environmental Health and Safety documentation outlined in Sections 1.14 and 1.16 has been completed and provided to Buyer. Buyer shall have the option to terminate the Release, in whole or in part, with no cancellation charge for any Equipment not delivered to FCA point on the Ship Date. Seller will be responsible for mutually agreed costs incurred by Buyer in obtaining cover in the event of such termination.


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      G. Seller agrees to reserve production capacity equal to Buyer's delivery
         Forecasts until the contractual lead-time established in Addendum D or as otherwise agreed in writing by the parties. Thirty (30) days prior to the contractual leadtime, Seller shall submit written notification of its intent to allocate such capacity to other customers. Such capacity must either be taken or released by Buyer within thirty (30) days of the written notification.

      H. Beginning the effective date of the contract and for the remaining term of this Agreement, Seller will notify Buyer of Seller's capacity 9 months in advance. At Buyer's discretion, Seller will make available up to *** of annual forecasts of equipment purchases (as measured in units of equipment, and rounded up) for shipment within *** of contractual lead-time (rounded up to the next week) of Release date. This provision may be applied once every *** days for each type/configuration of equipment for which Buyer has provided a forecast. No penalty will be assessed for allocated equipment not purchased.

      I. Seller will, as required by Buyer, participate in Buyer's forecasting process, and Buyer will supply a rolling Forecast of required delivery dates to the Seller at such times and for such periods as may be determined by Buyer.

      J. Configuration and other Buyer-requested or Buyer-approved changes that result in Ship Date changes will be reflected on a change order to the Release showing the revised ship and delivery dates subject to Section 7F.

      K. Seller will notify Buyer in writing of the planned obsolescence of any Item or part revision and will make that Item available to the Buyer for a minimum of *** days after the notice, during which time Buyer will have the option to place a final Release for such Items for delivery after the ***day notice. Buyer may return obsolete Items within *** days after written notification of part revision or obsolescence, at no cost. No credit will be allowed for any parts that are obsoleted by Buyer that met original purchase specification requirements for tools. If any warranty return claims are made for such discontinued Items, then such returns will be subject to the warranty provisions in Section 8.


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8.    ACCEPTANCE AND WARRANTIES.

      A. All Items purchased by Buyer are subject to inspection and test (source inspection) before being allowed to ship from Seller's factory. Source inspection requirements are described in the Purchase Spec unless agreed otherwise in writing by the parties. Seller shall be responsible for source inspections and shall provide Buyer with written certification that Items tested have passed source inspection and comply in all respects with the requirements described in the Purchase Spec. Buyer may participate, as it deems necessary, in source inspections. If any inspection or test is made on Seller's premises, Seller shall provide Buyer with reasonable facilities and assistance at no additional charge.

         (i) Notwithstanding any source inspection or testing at Seller's premises, all Items purchased by Buyer are subject to Buyer's inspection and test (qualification) before final acceptance at Buyer's premises. Final acceptance requirements are described in the Purchase Spec unless agreed otherwise in writing by the parties. Items, other than Equipment, rejected by Buyer as not conforming to the Purchase Spec may be returned to Seller at Seller's risk and expense and, at Buyer's option, such Item shall be immediately repaired or replaced

         (ii) If Equipment does not pass final acceptance criteria, due to no fault of Buyer, within *** days of delivery, then Buyer will give written or verbal notice to Seller of failure to meet final acceptance criteria on time. If Equipment does not meet final acceptance criteria within ***days of such notice, Buyer may, at Buyer's option; (a) return the Equipment for *** or (b) have the Equipment replaced with new Equipment within ***%) percent of the equipment LT of Buyer's written election of option, or (c) initiate Buyer's escalation procedures per part 3 (Services) section 7 (escalation) of Addendum A.

         (iii)Acceptance and/or inspection by Buyer shall in no event constitute a waiver of Buyer's rights and remedies with regard to any subsequently discovered defect or nonconformity.

      B. Seller warrants to Buyer that all Items provided by Seller for delivery hereunder shall conform in all respects to the Purchase Spec; be free from defects in material and workmanship and be new, of the grade and quality specified.

         (i) If an Item delivered hereunder does not comply with any of the above warranties, Buyer shall notify Seller as soon as practicable and at Buyer's option, Seller shall repair or replace the defective Item, at its sole cost and expense, or refund the purchase price. Seller shall also be responsible for and pay the cost of shipping of all Items not conforming to the warranties and will bear the risk of loss of such Items while in transit and any other costs reasonably associated with a nonconforming Item, such as, the cost to deinstall the Item. ***

         (ii) The warranty period for Equipment shall apply for *** years for legacy and ***years for new development (both Spare Parts and Service) starting from the date the tool meets key performance indicator metrics as defined by Buyer in Appendix D of the respective purchase specification. The warranty for additional Service, Equipment conversion kits, Equipment upgrades or Equipment modifications shall apply for ***year from the date of installation of the Item or for the Item's remaining warranty period, whichever is longer. The warranty for additional Spare Parts shall apply for *** year for non-consumables beginning from the date of installation and *** from date of receipt for consumables. Seller shall work according to SOW for warranties. Seller shall perform warranty work twenty-four (24) hours per day, seven (7) days per week. Seller will offer and Buyer may purchase additional periods of warranty.

        (iii) In conjunction with the warranty period, Seller shall perform all preventative maintenance on a mutually agreeable schedule.


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         (iv) At Buyer's option the labor value of the warranty, or the purchase price of an extended warranty (if purchased with the Equipment), can be credited against a Service contract prior to the end of the warranty period. All warranty terms will continue to apply throughout the term of any Service contract or extended warranty period.

         (v) Seller shall send Buyer notices at one hundred eighty (180) days and sixty (60) days prior to the warranty expiration date for an Item explaining the extended warranty options and costs.

      C. Seller further warrants that all Items furnished hereunder will not infringe any third party's intellectual property rights, and that Seller has the necessary right, title, and interest to provide said Items and Services to Buyer free of liens and encumbrances.

      D. All of the above warranties shall survive any delivery, inspection, acceptance, payment, or reuse of the Items within Intel.

      E. Seller warrants that all Services provided shall be performed in accordance with good workmanlike standards and shall meet the descriptions and specifications provided on Addendum A or a SOW. Seller shall guarantee workmanship for ***after Services are provided unless agreed otherwise in writing by the parties. Seller shall promptly correct any non-conforming or defective workmanship at no additional cost to Buyer.

9.   PURCHASE SPECIFICATIONS, IDENTIFICATION AND ERRATA.

      A. Seller shall not modify the purchase specifications for any Item or Services without the prior written approval of the Buyer.
      B. Seller shall cooperate with Buyer to provide configuration control and traceability systems for Items and Services supplied hereunder.
      C. Seller shall provide Buyer with an errata list for each Item and shall promptly notify Buyer in writing of any new errata with respect to the Items.

10.   PACKING AND SHIPMENT.

      A. All Items shall be prepared for shipment in a manner which: (i) follows good commercial practice, (ii) is acceptable by common carriers for shipment at the lowest rate, and (iii) is adequate to ensure safe arrival. If Buyer requests, Seller will package Items for cleanroom delivery, per Buyer specification. Seller shall mark all containers with necessary lifting, handling, unpacking and shipping information, Release number, Buyer's Item Identification number or part number, description, Line item number, date of shipment and the names of the Buyer and Seller. Cleanroom delivery packaging and marking containers with necessary lifting , handling, unpacking are billable items and will be negotiated upon request.

      B. All Items Equipment shall be shipped Free Carrier, Seller's Dock (FCA:
         Seller's Dock, Incoterms 2000)*** Buyer shall notify Seller of the method of shipment. If no instructions are given, Seller shall select the most cost effective carrier based upon Buyer's required delivery date. Title and risk of loss to Items shall pass to Buyer upon delivery to the FCA point.


11.   OWNERSHIP AND BAILMENT RESPONSIBILITIES.

      A. Any specifications, drawings, schematics, technical information, data, tools, dies, patterns, masks, gauges, test equipment and other materials furnished to Seller or paid for by Buyer shall


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         (i) remain or become Buyer's property, (ii) be used by Seller exclusively for Buyer's orders, (iii) be clearly marked as Buyer's property, (iv) be segregated when not in use, (v) be kept in good working condition at Seller's expense, and (vi) be shipped to Buyer promptly on Buyer's demand or upon termination or expiration of this Agreement, whichever occurs first. Any such property furnished by Buyer to Seller that is marked or otherwise noted by Buyer as being confidential information will be treated by Seller in accordance with
         Section 12 hereafter.

      B. Seller shall be liable for any loss of or damage to Buyer's property while in Seller's possession or control, ordinary wear and tear excepted.

12.   CONFIDENTIALITY AND PUBLICITY.

      A. During the course of this Agreement, either party may have or may be provided access to the other's confidential information and materials. Provided information and materials are marked in a manner reasonably intended to make the recipient aware, or the recipient is sent written notice within forty-eight (48) hours of disclosure, that the information and materials are "Confidential", each party agrees to maintain such information in accordance with the terms of this Agreement and the CNDA referenced on the signature page of this Agreement and any other applicable separate nondisclosure agreement between Buyer and Seller. At a minimum each party agrees to maintain such information in confidence and limit disclosure on a need to know basis, to take all reasonable precautions to prevent unauthorized disclosure, and to treat such information as it treats its own information of a similar nature, until the information becomes rightfully available to the public through no fault of the non-disclosing party. Seller's employees who access Buyer's facilities may be required to sign a separate access agreement prior to admittance to Buyer's facilities. Furthermore, Seller will furnish a copy of Addendum C to each of its employees, agents and subcontractors who perform work or Services on Buyer's premises or facilities or otherwise has access to Buyer's classified and proprietary information, networks or software, and will take reasonable steps to assure Buyer that all such have read and understood Addendum C. Seller shall not use any of the confidential information created for Buyer other than for Buyer.

      B. If access is necessary and directly related to Seller's scope of work or duties, Seller's employees, agents or subcontractors may be granted authorization to use or access Intel information, software, or telecommunications by Buyer's information owner. Unless specifically authorized, Seller, its employees, agents or subcontractors may not use or access Intel classified or proprietary information that may be happened upon or inadvertently discovered while performing work under this Agreement. Neither may Seller, its employees, agents or subcontractors control an Intranet web site at Intel. Without limiting the obligations contained in Paragraph A above, if Seller's employees, agents or subcontractors perform work or Services on Buyer's premises or facilities or otherwise have access to Intel's classified and proprietary information, (regardless of the medium (Buyer's or Seller's) in or on which it is retained or communicated), software, or Buyer's computer networks or systems, (including, but not limited to, NT, Novell, Pathworks, VAX, Unix,omets, Workstream, IWCS, and IBM computer systems, application programs, and databases), Seller shall ensure that any such employee, agent, or subcontractor shall not modify such classified or proprietary information, software, hardware, or telecommunications without the prior written consent of the Buyer employee responsible for the resource, with the exception of contract-related requirements or resources that allow for individual customization (e.g., Microsoft Windows user features). For Seller's employees, agents or subcontractors who are granted access Buyer's computer networks or systems, as referenced above, Seller shall also ensure that any such employees, agents, or subcontractors shall treat all Intel data and information accessed from such system(s) in the same manner as Intel's confidential information designated in paragraph A above. In addition, Seller, its employees, agents, or subcontractors may not: (i) use or disclose for any purpose any aspect or portion of third party data or information which it may access from Buyer's premises, computers,


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         or electronic networks unless it first obtains the third party's written consent; or (ii) make electronic or hard copies of Intel's information extracted from Buyer's computer system(s) confidential information or obtained in other forms on Buyer's premises, unless it clearly marked and treated as Intel's confidential information. Except with Buyer's prior written consent, no such copies may be removed from, transmitted out of, Buyer's facility or networks or given to Seller's other employees or representatives except those employees or representatives within Buyer's facility with a need to know

      C. Neither party may use the other party's name in advertisements, news releases, publicity statements, financial statement filings (unless in areas specifically required to meet General Accepted Accounting Principles (GAAP) or Securities Exchange Commission (SEC) filing requirements or disclose the existence of this Agreement, nor any of its details or the existence of the relationship created by this Agreement, to any third party without the specific, written consent of the other. If disclosure of this Agreement or any of the terms hereof is required by applicable law, rule, or regulation, or is compelled by a court or governmental agency, authority, or body: (i) the parties shall use all legitimate and legal means available to minimize the disclosure to third parties of the content of the Agreement, including without limitation seeking a confidential treatment request or protective order; (ii) the disclosing party shall inform the other party at least ten (10) business days in advance of the disclosure; and
         (iii) the disclosing party shall give the other party a reasonable opportunity to review and comment upon the disclosure, and any request for confidential treatment or a protective order pertaining thereto, prior to making such disclosure. The parties may disclose this Agreement in confidence to their respective legal counsel, accountants, bankers, and financing sources as necessary in connection with obtaining services from such third parties. The obligations stated in this section shall survive the expiration or termination of this Agreement.

      D. Neither party may use the other party's name or trademarks in advertisements, brochures, banners, letterhead, business cards, reference lists, or similar advertisements without the other's written consent.

13.   INTELLECTUAL PROPERTY INDEMNITY.

      A. Seller shall indemnify and hold Buyer and its customers harmless from any and all costs, expenses (including reasonably attorneys' fees), losses, damages or liabilities incurred because of actual or alleged infringement of any patent, copyright, trade secret, trademark, maskwork or other intellectual right arising out of the use or sale by Buyer or Buyer's customers of Items or Buyer's products manufactured using the Item(s). Buyer shall notify Seller of such claim or demand and shall permit Seller to participate in the defense or settlement thereof.

      B. If an injunction issues as a result of any claim or action, Seller agrees, at its sole cost and expense, and Buyer's option to either: (i) procure for Buyer the right to continue using Items, (ii) replace the Items with non-infringing Items or (iii) modify the Items so they become non-infringing. If, despite Seller's best efforts, none of the foregoing options are available, Buyer may at its option return the Item at Seller's sole cost and expense, and Seller shall refund to Buyer the purchase price of the Item.

      C. Seller's obligations pursuant to this Section 13 shall not apply where:
         (i) custom Items are manufactured to Buyer's detailed design and such design is the cause of the claim; or (ii) Items are used in combination with Equipment, software or other products not supplied, required or recommended by Seller and such infringement would not have occurred but for such combination.

      D. THE FOREGOING STATES THE ENTIRE OBLIGATIONS AND REMEDIES FLOWING BETWEEN BUYER AND SELLER ARISING FROM ANY INTELLECTUAL PROPERTY CLAIM BY A THIRD PARTY.


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14    SUPPLY LINE PROTECTION

      Seller's sole remedy for any infringement of Seller's patents arising from products or services (hereafter "infringing products") used by Buyer in the manufacture, testing or assembling of Buyer's products shall be compensatory damages, which Seller will seek solely from the manufacturer(s) and/or distributor(s) of such infringing products. Nothing in this Section shall prevent Seller from seeking an injunction against infringing products not used by or for Buyer in the manufacture, testing or assembling of Buyer's products.

15.   HAZARDOUS MATERIALS.

      A. If Items or Services provided hereunder include Hazardous Materials, Seller represents and warrants that Seller and its employees, agents, and subcontractors providing Services to Buyer understand the nature of and hazards associated with the handling, transportation, and use of such Hazardous Materials, as applicable to Seller.

      B. Prior to causing Hazardous Materials to be on Buyer's premises, Seller shall provide Buyer with Material Safety Data Sheets (MSDS) and any other documentation reasonably necessary to enable Buyer to comply with the applicable laws and regulations, and obtain written approval from Buyer's Site Environmental, Health, and Safety (EHS) organization. Buyer will not grant approval without Seller's agreement to comply with Buyer's Hazardous Materials management requirements.

      C. Seller will be fully responsible for, defend, indemnify and hold Buyer harmless from any claim or liability arising in connection with (1) providing such Hazardous Materials to Buyer, or (2) the use of such Hazardous Materials by Seller, its agents or subcontractors in providing Services to Buyer.

      D. Seller hereby certifies that Items supplied to Buyer do not "contain" any Class I ozone-depleting substances, as those terms are defined by law.Seller hereby certifies that Items supplied to Buyer comply with all applicable requirements of Buyer's Environmental Product Content Specification for Suppliers and Outsourced Manufacturers (available at http://supplier.intel.com/ehs/environmental.htm).

      E. Seller hereby certifies that Items supplied to Buyer do not "contain" any Class I ozone depleting substances, as those terms are defined by law.

      F. Except as provided hereafter, Items returned to Seller by Buyer will be decontaminated from Hazardous Materials to the degree practical, reasonable, and as required by applicable law or regulation. Upon request, Buyer shall provide appropriate documentation to Seller that the returned Items have been decontaminated. If Seller is financially responsible for shipping the return Items, Seller will be responsible for their decontamination, and Buyer shall make Buyer's facilities available to Seller for the decontamination.

16.   CUSTOMS CLEARANCE.

      Upon Buyer's request, Seller will promptly provide Buyer with a statement of origin for all Items and with applicable customs documentation for Items wholly or partially manufactured outside of the country of import.

17.   COMPLIANCE WITH LAWS AND RULES

      A. Throughout the term of this Agreement and any extension thereto, Seller shall comply, at its sole cost and expense, with all applicable statutes, regulations, rules, ordinances, codes and standards


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         (Laws) governing the manufacture, transportation, import, export or sale of Items or the performance of Services covered by this Agreement anywhere in the world. Without limiting the foregoing, in the United States (U.S.) this includes all applicable commerce, environmental, occupational safety, transportation and securities Laws and all employment and labor and immigration Laws governing Seller's personnel providing Services to Buyer. Neither Seller nor any of its subsidiaries will export/re-export any technical data, process, product, or service, directly or indirectly, to any country for which the United States government or any agency thereof requires an export license or other government approval without first obtaining such license. In addition, Seller agrees not to provide foreign nationals from controlled countries as employees or contractors for work on any Buyer site..

      B. While on Buyer's premises or performing Services, Seller, it employees, agents and subcontractors agrees to abide by all Buyer's rules and regulations that are provided to the Seller in writing; posted conspicuously or easily observed while on Buyer's premises or customarily followed or known by third party invitee, including, but not limited to security, heath, safety, environmental and hazardous material management rules and rules prohibiting the use of physical aggression against persons or property, harassment and theft.

      C. Unless exempted or inapplicable, Seller represents and agrees that it is in compliance with U.S. Executive Order 11246 and implementing Employment Opportunity regulations, the Vietnam Era Veterans' Readjustment Assistance Act as amended by the Veterans Employment Opportunities Act of 1998 (to include: Vietnam-era Veterans and other Veterans who served on active duty during a war or campaign or expedition for which a campaign badge has been authorized), and the Immigration Reform and Control Act of 1986. Seller shall comply with all applicable laws regarding employment of underage or child labor and shall not employ children under the age of 16.

18.      INSURANCE.

      A. Without limiting or qualifying Seller's liabilities, obligations or indemnities otherwise assumed by Seller pursuant to this Agreement, Seller shall maintain, at its sole cost and expense, with companies acceptable to Buyer, Commercial General Liability and Automobile Liability Insurance with limits of liability not less than $1,000,000.00 per occurrence and including liability coverage for bodily injury or property damage (1) assumed in a contract or agreement pertaining to Seller's business and (2) arising out of Seller's product, Services or work. Seller's insurance shall be primary, and any applicable insurance maintained by Buyer shall be excess and non-contributing. The above coverages shall name Buyer as additional insured, and shall contain a severability of interest clause.

      B. Seller shall also maintain statutory Workers' Compensation coverage, including a Broad Form All States Endorsement in the amount required by law, and Employers' Liability Insurance in the amount of $1,000,000.00 per occurrence. Such insurance shall include an insurer's waiver of subrogation in favor of Buyer.

      C. If Seller is providing any professional service to Buyer, Seller shall maintain Professional Liability Insurance (including errors and omissions coverage) with liability limits not less than $1,000,000.00.

      D. Seller shall provide Buyer with properly executed Certificate(s) of Insurance prior to commencement of any operation hereunder and shall notify Buyer, no less than 30 days in advance, of any reduction or cancellation of the above coverages. Such certificates shall be sent to the attention of Buyer's Commodity Manager at the address forth in the Notices section of this Agreement


19.   GENERAL INDEMNIFICATION.


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      Seller agrees to protect, defend, indemnify and hold Buyer harmless from and against any and all claims, liabilities, demands, penalties, forfeitures, suits, judgments and the associated costs and expenses (including reasonable attorney's fees), which Buyer may hereafter incur, become responsible for or pay out as a result of death bodily injury to any person, destruction or damage to any property, contamination of or adverse effects on the environment and any clean up costs in connection therewith, or any violation of governmental law, regulation, or orders, caused, in whole or in part, by (a) Seller's breach of any term or provision of this Agreement, (b) any negligent or willful acts, errors or omissions by Seller, its employees, officers, agents, representatives or sub-contractors in the performance of Services under this Agreement; or
      (c) dangerously defective Items.

20.   RETENTION AND AUDITS

      Seller will maintain complete and accurate records of the billable Services performed under this Agreement for a period of three (3) years after the completion of these Services. Records relating to the performance of this Agreement shall be made available to Buyer upon reasonable notice.

21.   INDEPENDENT CONTRACTOR

      In performing Services under this Agreement, Seller shall be deemed an independent contractor. Its personnel and other representatives shall not be deemed agents or employees of Buyer. As an independent contractor, Seller will be solely responsible for determining the means and methods for performing the required Services. Seller shall have complete charge and responsibility for personnel employed by Seller. However, Buyer reserves the right to instruct Seller to remove from Buyer's premises immediately any of Seller's personnel who are in breach of Section 16 or 21 of this Agreement. Such removal shall not affect Seller's obligation to provide Services under this Agreement.

22.   SECURITY.

      Seller confirms that, to the best of its knowledge, employees of Seller performing work at Buyer's facilities have no record of criminal convictions involving drugs, assaultive or combative behavior or theft within the last five (5) years. Seller understands that such employees may be subject to criminal history investigations by Buyer at Buyer's expense and will be denied access to Buyer's facilities if any such criminal convictions are discovered. In addition, when Buyer has a reasonable suspicion to believe that any of employee, agent or subcontractor of Seller is under the influence of alcohol or drugs; has breached this
      Section 22 or Section 17, Buyer reserves the right to instruct Seller to immediately remove such employee agent or subcontractor from Buyer's premises. Such removal shall not affect Seller's obligation to provide Services under this Agreement.

***23.   DRUG TESTING

      Seller shall ensure, unless prohibited by applicable law, that any employee, agent or subcontractor assigned to provide Services on Buyer's premises shall have passed a pre-employment drug screen test (urine analysis) for at least the substances listed in the Drug Schedule set forth below within two (2) years prior to such assignment. If the employee, agent or subcontractor was not subject to a pre-employment drug screen test or the test was administered beyond the two (2) year period, the employee, agent or subcontractor shall pass a drug screen test within seventy-two (72) hours after that employee, agent or subcontractor has been identified for assignment to Intel.. Seller will be responsible for all drug screen testing to be conducted by laboratories federally certified to conduct urine drug testing. Seller shall also be responsible for the maintenance of testing records for its employees, agents and subcontractors, which shall be subject to audit on reasonable notice by Buyer to ensure compliance with this Section.


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                                  DRUG SCHEDULE

         DRUG                       SCREENING METHOD CUTOFF            CONFIRMATION METHOD CUTOFF

                                    (IMMUNOASSAY)                       (GC/MS)
                                    -------------                       -------
         AMPHETEMINES               1000 NG/ML                          500NG/ML

         CANNABINOIDS               50 NG/ML                            15 NG/ML

         COCAINE                    300 NG/ML                           150 NG/ML

         OPIATES                    300 NG/ML                           300 NG/ML

         PHENCYCLIDINE              25 NG/ML                            25 NG/ML

24.    NEW DEVELOPMENTS.

      If development Services are to be provided pursuant to this Agreement or if at any time during the term of this Agreement, Buyer pays any fee to the Seller for development Services, the following terms and conditions shall apply unless agreed otherwise in writing by the parties. For the avoidance of doubt, any research, development, or engineering services performed by Seller for which the parties do not enter into a separate written addendum, amendment or agreement or for which Buyer does not pay to Seller a separately identifiable fee shall not be "Development Services."

      A. All intellectual property associated with any ideas, concepts, techniques, inventions, processes, or works of authorship developed, created or conceived by Seller, its employees, subcontractors or agents while performing the development Services for Buyer or from proprietary and/or confidential information or materials belonging to Buyer (collectively, "Developments") shall belong exclusively to Buyer and be deemed the confidential information of Buyer. Seller agrees to assign (or cause to be assigned) and does hereby assign fully to Buyer all such Developments.

      B. Buyer acknowledges and agrees that Seller shall retain sole and exclusive ownership of any invention, improvement, development, concept, discovery, or other proprietary information owned or controlled by Seller prior to performing the development Services for Buyer ("Pre-existing Seller IP"). Notwithstanding the foregoing, Seller agrees that if in the course of performing the Services, Seller incorporates any Pre-existing Seller IP into any Development developed hereunder, Buyer is hereby granted and shall have a nonexclusive, royalty free, perpetual, irrevocable, worldwide license, under any such Pre-existing Seller IP, to make, have made, use, import, prepare derivative works of, reproduce, have reproduced, perform, display, offer to sell, sell, or otherwise distribute such invention, improvement, development, concept, discovery, or other proprietary information as part of or in connection with such Development.

      C. Seller shall assist Buyer, at Buyer's expense, in obtaining, registering, perfecting and enforcing all patents, trademarks, mask work rights or copyrights necessary to protect Buyer's interest in the Developments assigned to Buyer pursuant to Paragraph (a) above. This includes the disclosure of all pertinent information, the execution of applications, specifications, oaths and assignments and any other papers by Seller necessary to ensure said protection for Buyer. Upon Buyer's request, Seller shall execute an Assignment of Copyright to Buyer covering any copyrightable deliverable accepted by Buyer hereunder.

      D. All documentation connected with the development Services or associated with Developments assigned to Buyer pursuant to Paragraph A above, shall be the exclusive property of Buyer. Upon Buyer's request, Seller shall make all such documentation available to Buyer.


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      E.    Except for Developments Service provided pursuant to this Agreement or for which Buyer pays a fee as provided herein in Section 24, Buyer and Seller agree that any intellectual property rights associated with any ideas, concepts, techniques, inventions, processes, or works of authorship jointly developed, created, conceived or reduced to practice jointly by the Seller and Buyer as those terms are defined in the U.S. Copyright Act and the Patent Act the Developments shall be owned jointly by the parties. Each party shall protect any such jointly owned intellectual property rights to the same extent as it protects its own intellectual property. Any such jointly owned intellectual property rights may be used without the consent of and without restriction by the either party for any purpose without accounting or royalties, including disclosure to third parties, provided that, a party does not disclose any Confidential Information of the other party.

25.   SOFTWARE AND DOCUMENTATION LICENSE.

      A.    DEFINITIONS:

            "SOFTWARE" means any software and/or firmware provided with, embedded in or that is necessary, required or normally provided by the Seller for the use and/or operation of Items, in object code form, including bug fixes, updates, enhancements, and new releases developed by Seller during the term of the Agreement including any extension or renewal thereof.

            "DOCUMENTATION" means any and all user documentation and training materials necessary to instruct Buyer in the proper installation, use and operation of the Software or Items which accompany either Software or Items.

      B. LICENSE GRANT: Seller grants to Buyer a fully paid, worldwide, transferable, non-exclusive, perpetual license, under all intellectual property rights owned or licensed by Seller and embodied in the Software and/or Documentation to install, copy and use the Software and use and distribute the Documentation internally in the operation of the Software or Items. Buyer may make a reasonable number of archived copies of Software and/or documentation for internal use/back-up purposes. Buyer may copy the Documentation or portions thereof, for internal use purposes. Buyer may not reverse engineer the Software.

      C. RIGHT TO TRANSFER: Buyer may transfer the Software, Documentation and copies prepared in accordance paragraph 23 B, and all rights associated therewith, as part of the sale, lease or other transfer of all rights in Items for which the Software and Documentation were provided or required, provided that the Buyer retains no copies Software, Documentation and the transferee agrees to the terms and conditions of this Software and Documentation License,

      D. OWNERSHIP. Seller shall retain all ownership interest in and to Software and Documentation, and except for the express rights and license set forth herein, Buyer receives no other rights or license, whether by implication, estoppels or otherwise.


      E. WARRANTIES: Seller makes the following representations and warranties to Buyer regarding the Software:

            (1)   The Software will perform in conformance with the Purchase
                  Spec;

            (2) The Software does not contain any viruses at the time of delivery to Buyer;

            (3) Seller has all necessary rights, title and interest to grant the rights set forth herein to Buyer, free of any claims, liens or conflicting rights in favor of any third party; and

            (4) The Software (i) will function without error or interruption related to Date Data from more than one century; (ii) requires all Date Data (whether received from users, systems, applications or other sources) and all date output and results, in any form, to include an


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                  indication of century in each instance. As used herein, "Date
                  Data" means any data or input, whether generated within the Item or communicated to it, which includes an indication of or reference to date. The foregoing is in addition to all other representations and warranties of Seller.

26.   MERGER, MODIFICATION, WAIVER, REMEDIES AND SEVERABILITY.

      A. This Agreement and any Releases issued hereunder contains the entire understanding between Buyer and Seller with respect to the subject matter hereof and merges and supersedes all prior and contemporaneous agreements, dealings and negotiations. No modification, alteration or amendment shall be effective unless made in writing, dated and signed by duly authorized representatives of both parties.

      B. No waiver of any breach hereof shall be held to be a waiver of any other or subsequent breach.

      C. Buyer's and Seller's rights and remedies herein are in addition to any other rights and remedies provided by law or in equity.

      D. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal, or unenforceable, such determination shall not affect the validity of the remaining provisions unless Buyer determines in its discretion that the court's determination causes this Agreement to fail in any of its essential purposes.

27.   ASSIGNMENT.

      Neither party may assign or factor any rights in, nor delegate any obligations under this Agreement or any portion thereof, without the written consent of the other party, which consent shall not be unreasonably withheld. For purposes of this Section 27, the acquisition, merger, consolidation or change in control of Seller or any assignment by operation of law shall be deemed an assignment that requires Buyer's written consent. Any assignment without such prior written consent shall be null and void and of no legal effect. If such assignment is permitted, the assignee shall be responsible for and perform all obligations and duties of the assignor pursuant to and in accordance with the terms and conditions of this Agreement.

28.   APPLICABLE LAW

      This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, excluding Delaware's conflicts of law provisions. The provisions of the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement. The parties agree that the predominance of this Agreement is the sale of goods, and agree that the Delaware version of the Uniform Commercial Code,
      Article 2, shall be applicable to this Agreement.

29.   HEADINGS.

      The headings provided in this Agreement are for convenience only and shall not be used in interpreting or construing this Agreement.

30.   SPECIFIC PERFORMANCE.

      Notwithstanding anything to the contrary contained in this Agreement, the parties agree that the failure of the Seller to deliver an Item or perform a Services in accordance with the terms and conditions contained in this Agreement after the acceptance of a Release would cause irreparable damage to Buyer for which monetary damages would not provide an adequate remedy. Accordingly, it is agreed that, in addition to any other remedy to which Buyer may be entitled, at law or in equity, Buyer shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement by


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      Seller, and an order of specific performance to compel performance of such obligations in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction.

31.   NOTICE

      Unless otherwise agreed in writing by the parties, all notices to Intel regarding this Agreement shall be sent to Buyer TME General Counsel and to the Intel TME's Commodity Manager at the address on the signature page of this Agreement.

32.   PRIVACY

      If Buyer transmits any personal information to Seller, or if Seller obtains personal information in the course of performing Services for Buyer, Seller shall: (i) take all measures necessary to ensure the security of the personal information; (ii) not transfer any personal information to any third party; (iii) not use any personal information for any purpose other than as described in this Agreement; and (iv) comply with the current online Privacy Alliance's privacy guidelines (available at www.privacyalliance.org), and any and all updates as they may be issued.

33    ELECTRONIC TRANSACTIONS

      A. Subject to the terms and conditions of this section, the parties agree to accept electronic records and electronic signatures (as such terms are defined in the U.S. Electronic Signatures in Global and National Commerce Act) relating to transactions contemplated by this Agreement.

      B.    In connection with system-to-system implementations:

            (i) The parties will implement the particular transaction sets and/or message specifications mutually agreed upon by the parties. Each party's implementation will comply with applicable standards (e.g., applicable ANSI standards or RosettaNet PIPs), except as otherwise mutually agreed.

            (ii) Where applicable standards require that the receiving party issue a notice to the other confirming message receipt, such notice will not constitute a binding acceptance or acknowledgement of anything more than mere receipt. In the event that any element of an applicable standard conflicts with a provision of this Agreement, the provision of this Agreement will control.

            (iii) If a party has adopted an electronic identifier (e.g. a digital signature), the other party is entitled to rely on the authenticity of messages signed by or otherwise associated with such electronic identifier unless and until notified otherwise by the adopter.

      C. Either party may use a third party service provider in connection with e-business activities (e.g., to route or translate EDI or XML messages, or to host web based services). The party contracting with a service provider must require that such service provider (a) use information disclosed to or learned by such service provider in connection with providing services solely for the purpose of providing the applicable services, and (b) not disclose such information to any third party. Either party may begin to use or may change a service provider upon reasonable prior written notice. Each party will be liable for the acts or omissions of its service provider in connection with activities contemplated by this Agreement.

34    USE OF WEB SITES

      When one party uses the other party's web-based services, the then-current Terms of Use or similar legal terms associated with the web-based services (the "Terms") will govern such party's use of such web-based services, provided that:

      A. This Agreement, including without limitation all provisions relating to sales or purchase transactions, confidentiality, liability limitations, damage waivers, liability caps, indemnification, dispute resolution, intellectual property indemnification, and choice of law or venue, will supercede and control over any conflicting provisions found in the Terms. Any


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            provision of either party's Terms that would materially alter a provision of this Agreement will have no effect.

      B. The Terms will apply exclusively to a party's use of the applicable web-based services and any provisions purporting to apply to other activities will have no effect.

      C. Each party will be obligated only to use commercially reasonable efforts to meet any security and access control obligations set forth in the Terms, notwithstanding any contrary provisions in the Terms.

      D. All personally-identifiable information that one party learns about the other party's individual users in connection with usage of the web-based services must be protected by the recipient in accordance with the Privacy section of the Agreement.

35.   SURVIVAL.

      The rights and obligations of the parties as contained in Sections 1, 3, 5, 6, 8, 11, 12, 13, 14, 15, 16, 18, 19, 20, 22, 23, 24, 25, 26, 28, 29,
      30, 31, 32, 33, 34, 35 and 36 shall survive the termination or expiration of this Agreement along with any other right or legal obligation of a party created by a term or condition in any Addendum, SOW or Purchase Spec, which term or condition by its nature would survive the termination or expiration of the Agreement.

36.   ORDER OF PRECEDENCE.

      In the event of a conflict or inconsistency between the Terms and Conditions of this Agreement and its Addenda, a Release or Purchase Spec the following order of precedence shall govern:

      1. Any supplemental terms or instructions on the face of a Release accepted by Seller.

      2. The Terms and Conditions of this Agreement and its Addenda and Amendments.

      3.    Purchase Spec.


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                                   ADDENDUM A

       ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO ALL EQUIPMENT MODELS,
                            SPARE PARTS AND SERVICES

                                PART I. EQUIPMENT

1.    EQUIPMENT PERFORMANCE GUARANTEES

      For purposes of this section 1 of Part 1 addendum A only, the term "Availability Requirement" means the lesser of the Equipment availability requirement (or "utilization capability" or "100% uptime" requirement) as set forth in the Purchase Spec per SEMI E10-96. The warranty on a unit of Equipment will be extended *** for each month that such Equipment performs below the MCBI, MCBF, UPH and the Availability requirements as defined in purchase specifications listed in Addendum D. Seller has the right to request a mutual review process, to review equipment performance data, at which Seller will exclude downtime caused by the Buyer in the availability calculations. This provision for warranty extensions does not apply until ***months after Equipment final acceptance. If the Availability Requirement is not met for more than ***consecutive months during the warranty period, Buyer may, at Buyer's option: (a) return Equipment for ***; (b) obtain replacement parts, including major components, at no cost to Buyer; or (c) have the non-complying Equipment replaced with new Equipment within ***days. Warranty extensions may be reduced by ***month for every ***months that the Equipment performs better than ***above the Availability Requirement. Buyer must be in compliance with Seller's recommended or a mutually agreed upon preventative maintenance schedule and procedures for warranty extensions to be invoked. Extensions will be agreed upon within forty-five (45) days after the month in which the Equipment performance dictated the extension.

2.    MODIFICATIONS AND UPGRADES

      A. Buyer may require and Seller agrees to make any Equipment modifications needed to bring the Equipment into conformance with the Purchase Spec or, in the case of performance-based pricing (if such a pricing structure has been agreed to) to meet the Expected Improvement Rate (EIR).

      B. Such modifications will be performed at no cost to Buyer. Prices for upgrades and modifications that exceed the Purchase Spec (current at time of installation) will be negotiated at the time Buyer grants authorization.

      C. Seller offers to add Items currently offered or developed over the term of the Agreement, which Buyer does not currently purchase, to this Agreement, with any appropriate exception mutually agreed, should Buyer choose to purchase such Items.

3.    CHANGE CONTROL

      A. Buyer may require and Seller agrees to make any Equipment modifications needed to bring the Equipment into conformance with the Purchase Spec or, in the case of performance-based pricing (if such a pricing structure has been agreed to) to meet the Expected Improvement Rate (EIR). Such modifications will be performed at no cost to Buyer. Prices for upgrades and modifications that exceed the Purchase Spec (current at time of installation) will be negotiated at the time Buyer grants authorization. If the parties are unable to agreed a negotiated agree.

            i. Seller shall not make changes to Items without prior written approval from Buyer.

            ii. Changes include all hardware or software assembly modifications that affect the manufacturing environment, impact/require recipe alteration to match outputs, impact equipment installations/facilities hookup, affect the ergonomic or safety characteristics of


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                  the Equipment, and/or affect existing Equipment software. They may also include modifying Equipment, modules, software, subassemblies, parts associated with the manufacturing environment or process chemicals/consumables.

            iii. Seller must request approval for such changes by notifying Buyer of the proposed change by sending an Equipment change request notice to Buyer a minimum of ninety (90) days prior to any proposed change. This notice shall include the specific change requested, reason for the change, specific change details, Items affected, and the impact to Equipment in the field. Buyer will respond in writing within thirty (30) days. Failure of Buyer to respond does not indicate Buyer's approval, with the exception of component obsolescence.

            iv. Seller shall provide rev-level control and traceability systems for Items supplied to Buyer hereunder.

            v. In the case of Equipment on order but not yet shipped, formal modification of the Release is required for any change to the model, configuration, variance to the price, performance, acceptance specifications, or delivery schedule. No Equipment will be accepted or paid for that is in variance to what is shown on the Release unless formally authorized by a written change order. Seller will not be penalized on delivery OTD for delays caused by Buyer.

4.    TRAINING & DOCUMENTATION

      A. The drawings, documentation, and training materials must conform to the Intel specification 20-254 Rev 15 "DOCUMENTATION AND TRAINING REQUIREMENTS" defined in Addendum E. Training must be developed using either Performance-Based Equipment Training (PBET) or Criterion-Referenced Instruction (CRI) methodology and delivered by PBET certified instructors.

      B. Buyer may purchase and Seller will make available training and documentation as defined in ADDENDUM E.

      C. Buyer will review all supplied training and documentation and has authority to accept or reject it. Buyer will not give final approval until Seller has delivered all documentation referenced 20-254 REV 15 "DOCUMENTATION AND TRAINING REQUIREMENTS " defined in Addendum E. Training will be free of charge until the requirements of this specification have been satisfactorily completed unless pre-arrangements have been established and negotiated regarding payment.

5.    SAFETY REVIEW AND NOTIFICATION

      A. Seller warrants that the Equipment complies with SEMI S2 Safety Guidelines for Semiconductor Manufacturing Equipment OR be listed by a Nationally Recognized Testing Laboratory (NRTL) using the applicable standards AND comply with SEMI S8 Safety Guideline for Ergonomics/Human Factors Engineering of Semiconductor Manufacturing Equipment. Seller shall document conformance through an agreed upon third party at Seller's expense. Documentation of compliance listed in the Purchase Spec shall be provided to the Buyer three months prior to the date the Equipment is being shipped. Modifications necessary to bring the Equipment into compliance will be provided by Seller at no charge. Seller must have management and control systems for the effective management of product safety compliance. Clause is applicable to RFS, Summit and all future purchased tools

      B. Seller will notify Buyer's Commodity Manager and Corporate environmental health & safety representative immediately upon discovery of any actual or potential environmental, health or safety hazard with the Equipment, upon discovery. Determination of the scope and any containment and corrective actions required to cure such a hazard will be performed by Seller at


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            no cost to Buyer. Should Seller not be able to cure, Seller shall provide a full refund of the Equipment purchase price to Buyer.

6.    EQUIPMENT RELIABILITY

      A.    Reliability Demonstration

            Seller agrees to use "Reliability Qualification Test" (RQT) plans (MIL-HDBK-781) to demonstrate, with 80% confidence, that the Equipment's reliability meets or exceeds the performance specification for reliability, based on testing of production systems and/or field data. This will be used to substantiate the claims of Equipment performance for each design. Testing will be performed by Seller on as many machines as required to establish the required confidence. If subsystems are tested individually, the subsystem goals must be apportioned from the systems goal.

      B.    Failure Modes and Effects Analysis

            Seller agrees it will complete Failure Modes and Effects Analysis
            (FMEA) studies on at least three of the most critical subsystems and/or those systems that contain new design concepts.

      C.    Fault Tree Analysis

            At least annually, Seller will perform Fault Tree Analysis (FTA) on no fewer than the top three known failure modes associated with each type of Equipment under warranty. This will document the largest limiters to the Equipment's reliability, and will be the foundation for developing a comprehensive plan for reducing or eliminating each of the failure modes.

      D.    Continuous Improvement/Upgrades

            With all continuous improvement projects and upgrade programs, Seller will:

            (i) Perform FTA's on the existing problem or issue to verify that the most important root causes are understood and corrective actions are generated.

            (ii) Model and provide rationale for the design goals for the proposed solution.

            (iii) Perform FMEA's on the solution design.

            (iv) Execute an RQT to objectively verify the reliability of the solution.

7.    BUYER SPECIFIC PROCESS RECIPE DEVELOPMENT.

      If during the term of the Agreement, Buyer is required to develop Buyer specific process recipes ("Recipes") for Items at Seller's site, the parties agree as follows:

      A. Seller shall designate a secured area at Seller's site for the use of Buyer's employees for the purpose of such process development work. During this development, Seller's employees will have no access to the area and at the conclusion of the development work, Buyer may delete any and all memory pertaining to the Recipes from the Items.

      B. Seller acknowledges and agrees that all Recipes are the sole and exclusive property of Buyer and any information relating to Recipes disclosed to Seller by Buyer shall be deemed to be the Confidential Information of the Buyer and governed by the terms of the CNDA referenced on the signature page of this Agreement.


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      C.    Seller may use the Confidential Information solely in conjunction with Items and agrees not to disclose the Confidential Information to any third parties, including any affiliates, subsidiaries, parent or sister companies, without the prior written approval of Buyer.

      D. Seller acknowledges and agrees that no license under any Buyer patent, copyright, trade secret or other intellectual property right is granted to or conferred upon Seller by the disclosure of any Confidential Information by Buyer to Seller as contemplated hereunder, either expressly, by implication, inducement, estoppel or otherwise, and that any license under such intellectual property rights must be express and in writing.


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                                   ADDENDUM A

                                     PART 2

                                  SPARE PARTS.

ADDITIONAL SPARE PARTS TERMS AND CONDITIONS

1.    SPARE PARTS DELIVERY

      A. For emergency (e.g. down Equipment) Spare Parts, Seller will accept orders 24 hours per day, seven days per week and will ship such emergency orders to Buyer's facilities immediately during normal business hours by the most expedient method possible. Seller may maintain an emergency 24-hour PO system by manned or electronic means and will ensure that Buyer sites have contact/escalation lists, and will in each case confirm shipment date by the next business day.

      B For non-emergencies, Seller guarantees spare parts will be shipped to Buyer's facilities after receipt of order no later than the following schedule (exclusive of transit time):

            TYPE OF PART LEADTIME                            ***

            Consumables                                      ***

            Non-Consumables-Common                           ***

            Assemblies                                       ***

            Device-specific                                  ***

            Replenishment and Repair Exchanges               ***

            Delta Repairs                                    ***

            Third-party Repairs                              ***

      C. In any month (as defined by Buyer's work week calendar), if the OTD at any Buyer site falls below goals listed below, all Spare Parts ordered by that site during that month will be given an additional discount (beyond that in 2.A.) according to the schedule below:

            Year 1 OTD                                       ADDITIONAL DISCOUNT
            ***                                              ***

            Year 2 OTD                                       ADDITIONAL DISCOUNT
            ***                                              ***

            Y3-OTD                                           ADDITIONAL DISCOUNT
            ***                                              ***

            Regardless of any discount, Seller shall ship any past due spare part within twenty-four (24) hours of availability.

2.    SPARE PARTS TERMS

      A. Spare parts will be discounted ***off of the Seller's published price list, or lowest price charged by Seller to other customers, whichever is lower, as referenced in Addendum F Spare Parts Price List.

      B. Seller shall supply Buyer with a complete list of spare parts and spare parts kits written in Excel spreadsheet format, which will be attached as 4.A. Spare Parts Price List below. The list will include the following:


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
Seller's part number                              Description
--------------------                              -----------
Intel's discounted new-buy price                  Intel's discounted repair price (as applicable)
New-buy lead time                                 Repair lead time (as applicable)
Typical consumption per year per machine          Recommended stocking level

            Seller shall also identify which parts are consumable/non-consumable (C/N) and repairable/non-repairable (R/N).

      C. Seller shall provide Buyer with a list of second/direct sources for all parts. This list will cross reference Seller's part number with the original manufacturer and part and shall be provided six (6) months prior to delivery of the first HVM tool. The warranty on each existing tool(s) will be extended for one additional month for every month that this list is late as required above. Seller shall provide OEM Part Numbers and shall include in a Business Continuity Plan, available to Buyer at such time as the continuity plan should be called into effect.

      D. Unused, non-obsolete, non-device specific custom spares over ***. may be returned for up to 24 months after purchase date, with *** re-stocking charge, *** months after purchase date @ *** restocking charge. Return lists will be submitted by individual Intel site to encourage "right-sized" inventories. Buyer and Seller shall agree to returns list content in a timely manner prior to restocking.

      E. Spare parts will be supplied by Seller for at least seven years beyond the last Equipment purchase or end of product manufacturing, whichever is later. If Seller can no longer supply parts beyond seven years, Seller will furnish drawings and specifications for the parts with all the rights required to have such parts made by a second source supplier without compensation of any nature to Seller.

      F. Each Buyer site will have the option to stock consignment spares per terms referenced in Spare Parts Consigned Inventory Process.

      G. Seller will support Buyer's internal repair capability for items purchased under this agreement. At Buyer's request, Seller shall provide technical information (drawings, schematics, failure analysis report, etc.) enabling Buyer with this repair capability.

3.    SPARE PARTS COST CONTROL

      If Buyer and Seller agree to implement cost reduction programs, such as spare parts reliability improvements, alternate sourcing, value engineering, or re-specification of quality requirements, the fixed costs of parts shall be adjusted by the agreed upon amount of cost reduction due to such programs.

4.    SPARE PARTS PRICE LIST TEMPLATE

      Seller to identify the applicability of all spares to each Tool Type that Buyer procures from Seller under this Agreement.


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
                                                                  CUSTOM                     INTEL'S
                                                                  MADE                       DISCOUNTED
                             UNIT OF     CONSUMABLE/              FOR            INTEL'S     PRICE --                  LEADTIME --
SELLER  INTEL                MEASURE     NON-                     INTEL          DISCOUNTED  REPAIR                    REPAIR
PART    PART                 (EACH/SET/  CONSUMABLE   REPAIRABLE  ONLY    LIST   PRICE --    (N/A IF NOT  LEADTIME --  (N/A IF NOT
NUMBER  NUMBER  DESCRIPTION  KIT/ETC)    (C/N)        (Y/N)       (Y/N)   PRICE  NEW BUY     REPAIRABLE)  NEW BUY      REPAIRABLE)
------  ------  -----------  ----------  -----------  ----------  ------  -----  ----------  -----------  -----------  -----------
------  ------  -----------  ----------  -----------  ----------  ------  -----  ----------  -----------  -----------  -----------
------  ------  -----------  ----------  -----------  ----------  ------  -----  ----------  -----------  -----------  -----------
------  ------  -----------  ----------  -----------  ----------  ------  -----  ----------  -----------  -----------  -----------

CONSUMPTION  RECOMMENDED                                          PM KIT
PER YEAR     STOCKING     MANUFACTURER'S  MANUFACTURER'S  PM KIT  CHANGE-OUT  MACHINE  MACHINE
PER MACHINE  LEVELS       NAME            PART NUMBER     LEVEL   FREQUENCY   TYPE #1  TYPE #2
-----------  -----------  --------------  --------------  ------  ----------  -------  -------
-----------  -----------  --------------  --------------  ------  ----------  -------  -------
-----------  -----------  --------------  --------------  ------  ----------  -------  -------
-----------  -----------  --------------  --------------  ------  ----------  -------  -------

5.    SPARES KITS TEMPLATE

      List the top *** (by dollar volume) of spare parts to be used over the life of the Equipment as Kit Level 1. Remaining spares should be listed as Kit Level 2.

                                                       COMPONENT
KIT             SELLER     INTEL'S                     SELLER
LEVEL           PART       DISCOUNTED                  PART
DESCRIPTION     NUMBER     PRICE          LEADTIME     NUMBERS
-----------     ------     ----------     --------     ---------
-----------     ------     ----------     --------     ---------
-----------     ------     ----------     --------     ---------
-----------     ------     ----------     --------     ---------


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                                   ADDENDUM A

                                     PART 3.

                    ADDITIONAL SERVICES TERMS AND CONDITIONS

1.    APPLICABILITY

      The terms and conditions in this ADDENDUM D shall apply to all Services performed by Seller at Buyer's facilities. In the case of extended service contracts, a separate scope of work for each service contract will be negotiated and will become a supplement to this Agreement.

2.    PRICING

      Seller will decrease rates when they are determined not to be competitive with geographical labor rates.

3.    ALTERNATE USE OF SCOPE OF WORK PERSONNEL

      If, after receiving Buyer's approval, Seller utilizes personnel assigned under any factory-specific Scope of Work (SOW) to perform installation, warranty, or other work not included in such factory-specific SOW, Seller will credit to Buyer the value of all such work. The amount of any such installation, warranty, or other credits will be mutually agreed in advance. Buyer shall have the right to accept or reject any Seller requests to utilize personnel assigned under a factory-specific SOW to do any such work.

4.    EQUIPMENT PRE-DELIVERY AND START UP

      Prior to Equipment installation, Seller shall participate in Buyer's installation design reviews.

      After Buyer has completed Equipment facilitization, Seller shall work the required amount of hours in order to ensure Equipment is installed and started up to meet Purchase Specification acceptance criteria and production ramp requirements. Buyer and Seller shall co-develop plans, Gantt charts or other tools that are necessary to ensure Equipment is ready for each phase of Buyer's production ramp.

5.    PROCESS MODULE QUALIFICATION

      Seller shall participate, as needed, in process, equipment and module qualification and in integrating the Equipment into the manufacturing process by using Buyer's procedures, practices and methodologies.

6.    FIELD SERVICE SUPPORT

      A. If equipment does not meet performance requirements and specifications as detailed in the Purchase Specification, Seller shall provide service engineer on Buyer's site. Should problems persist, additional field service engineers will be dedicated to provide 24 hours x 7 days on-site coverage at no additional cost until Equipment consistently meets Purchase Spec.

      B. Seller will provide worldwide field service support to ensure that the equipment meets or exceeds the performance specifications.

      C. Buyer sites shall have the option of extending on-site coverage at a rate in accordance with Section 12 Pricing for Services provided Purchase Specifications have been achieved.

7.    CONTINUOUS IMPROVEMENT

      Seller shall work with Buyer to collect and analyze data through Buyer's automated data collection system and recommend corrections or improvements to Equipment.

8.    ESCALATION


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      A.    Seller will provide telephone Technical Support on a 24 hours per day, 7 days per week, 365 days per year with a 30-minute pager telephone response basis. Seller will also provide an escalation list with the phone numbers of at least three senior technical personnel. If a problem occurs with a piece of Seller's Equipment, Buyer shall immediately call Seller's Technical Support (or escalation list, if necessary).

      B. If a problem with Equipment cannot be resolved by Buyer's personnel within 1 hour of such a call, Seller will have service personnel on Buyer's site within 4 hours or within 2 hours if an extended service contract is in place.

      C. If the problem is still unresolved 24 hours after the initial call, Seller shall dispatch at least one additional senior (Level III) field service engineer to the site.

      D. If the problem is still unresolved 36 hours after the initial call, Seller Management shall update Buyer with repair status every 4 hours until equipment is returned to production. The previously agreed plan of action is reviewed, updated and modified as required. If the problem is still unresolved, the Seller shall dispatch a team of Process, Hardware, and Software experts from Seller Engineering / Design group. Such persons shall travel by the most expeditious route at Seller's expense.

      E. A post mortem report is required for all equipment down over 24 hours. Seller's Field Service Manager is responsible for scheduling a post mortem meeting with the Buyer after the "Escalated" problem is resolved

      F. These levels of escalation will be provided at no cost during the warranty period.

9.    TECHNICAL EXPERTISE

      A. All Seller personnel who work on equipment (including installation or relocation) at Buyer's sites must be Level III certified per
            Section 11 Field Service Engineer Skills and Expectations. Seller will inform Buyer when such personnel do not meet Level III certification criteria, and will be subject to remedies described below

      B. On Site Field Service Engineer (OSFSE) - The OSFSE shall be responsible for resolving any Seller personnel-related discipline issues. However, Buyer reserves the right to request the immediate removal of any Seller personnel who are in breach of any laws, regulations, or provisions of this Agreement. The OSFSE will be a primary communication link from Buyer's factory to Seller, and will participate in Buyer's various equipment improvement teams, and management reviews as requested. As requested by Buyer, the OSFSE will deliver informal on-the-job-training, working with team members from the Buyers Technical Staff.

      C. Off Site Field Service Engineer (OFSFSE) - FSE's must maintain and repair the equipment listed in this contract or factory specific Scope of Work. The work of FSE's on shift will be coordinated through Buyer's Shift Technical Supervisor or Manager.

      D. Upon request, Seller shall furnish evidence of any and all Field Service Engineers (FSEs) credentials with respect to being Level III certified, as defined in this section. Buyer shall have the right to audit any such evidence, including, but not limited to, the right to interview any of Seller's personnel designated for the performance of applicable factory-specific service Scope of Work or equipment associated as noted in this agreement.

      E. Buyer must maintain all training and certification records for all Field Service Engineers. As part of Buyer's ISO 9001 certification process, Seller may be requested to provide information regarding Buyer in-house training or current calibration records for all applicable hand tools, and current listing of all manuals, including revision number.

      F. If any of Seller's personnel assigned to any factory-specific service Scope of Work, upon commencement of work at Buyer's factory, are not Level III as defined in this Section, Buyer may choose from one of the remedies listed below. Such remedies will apply only to the


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            individual personnel in question and will be in effect only until such time as Seller can prove that such personnel have met the requirements to be "Level III."

            i. The individual is removed from Buyer's factory and replaced by a "Level III." Or,

            ii. The individual shall be paid-for at 50% of the rate established in this Agreement and an agreed Seller-developed training plan will be established for that individual. Or,

            iii. The individual may remain but shall be supplemented at no charge by an additional Seller personnel who is Level III certified. Or,

            iv. Buyer may cancel the portion of the applicable factory-specific service Scope of Work equal to the number of individuals who are not Level III, with no cancellation liability. Or,

            v. Withhold 20% of final equipment payment, until Field Service Engineer is Level III certified.

10.   OTHER SELLER RESPONSIBILITIES

      A. If multiple PM procedures exist, Buyer's procedures will be executed by default.

      B. Seller will provide documented and demonstrated equipment maintenance, troubleshooting and repair procedures. These Best Known Method (BKM), Response Flow Checklist (RFC) or Copy Exactly (CE) established procedures must be designed or intended to minimize equipment downtime and parts consumption. The Buyer, using Buyer validation approval systems, must approve all Seller BKM or CE procedures.

      C. Seller will adhere to all Buyer safety and ergonomic requirements identify tool-related safety and ergonomic issues (both actual and potential) and work on solutions to resolve identified issues.

      D. Seller is responsible for FSE training, tracking and competency in all Buyers safety requirements, as per Section 11 FSE Skills and Expectations. This is inclusive of any and all work performed by the Sellers FSE, at the Buyer's sites.

      E. Should Seller have non-English speaking FSE's on site, Seller will provide adequate bi-lingual support for translation.

11.   FIELD SERVICE ENGINEER SKILLS AND EXPECTATIONS

      Qualifications for Level III certification include, but are not limited to the skills or activities listed below. Skills and expectations are generic and may vary depending upon tool applicability.

      A. At least six months experience working with the model(s) of equipment being supported under this Agreement.

      B. The ability to demonstrate proficiency in all of the tasks listed in applicable factory-specific service Scopes of Work and any other factory-specific requirements as agreed to in writing.

      C.    Safety:

            1. Apply appropriate equipment specific safety procedures rigorously.

            2.    Suggest and maintain safety improvements.

            3.    Perform tasks according to safety system requirements.

            4. Identify and describe hazards and safety procedures for acids, solvents, pressurized and inert gases, cryogenics related to the equipment set.

            5. Describe the mechanical, electrical (EEW), vacuum, pneumatic, hydraulic, and thermal hazards and the associated safety procedures for the equipment set.


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            6.    Apply ergonomically correct methods for lifting and handling of equipment and equipment components.

            7. Recognize and describe the use of emergency shut off switches, interlocks and valves for the machines in the equipment cluster/set.

            8.    Describe the correct hot work safety procedures.

            9. Correctly handle reactive gases, acids, solvents, pressurized and inert gases at point of use, specific to the equipment set.

            10.   Describe MDA and safety system leak detection.

            11. Certified to perform CPR and First Aid, has received Electrical Safety Training, (if in U.S. must meet OSHA Requirements), has read and understands Intel Electrical Safety Procedures, understands Control of Hazardous Energies and Lock Out Tag Out (LOTO) procedures.

      D.    Overall equipment knowledge

            1. Display knowledge of software and controls specific to the process tools in the equipment set.

            2. Ensure machine quality standards are met before returning machine back to production by performing appropriate monitors.

            3.    Use simple measurement tools in a documented procedure.

            4. Use basic hand tools properly as defined for the equipment group.

            5. Perform automatic system alignments/adjustments per specifications.

            6.    Run standard machine monitors.

            7.    Operate optical measurement equipment.

            8. Attain basic theoretical knowledge of the equipment in the set.

            9. Demonstrate knowledge of facilities and sub-systems of the process tools in the equipment set.

            10. Understand the impact of the equipment variables on the process.

            11.   Assist with improvements and upgrades.

            12.   Work with supplier and facilities to install new equipment.

      E.    Maintenance/ Troubleshooting

            1. Perform daily, weekly, monthly, quarterly, semi-annual, and annual PMs as defined for equipment set.

            2.    Assist in major PMs.

            3.    Perform weekly maintenance based on data.

            4.    Recognize and react accordingly to alarms and error codes.

            5. Troubleshoot basic transport problems i.e. shuttle cassette not sitting on elevator properly.

            6. Troubleshoot standard station controller problems (if required).

            7. Maintain equipment as certified from supplier operations, maintenance, and troubleshooting classes.

            8. Troubleshoot using complex Response Flow Checklists (RFC) and schematics. Know how all sub-systems are integrated.


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            9.    Participate in RFC development.

            10.   Apply advanced troubleshooting methods.

            11. Participate as the experts in the implementation of equipment improvements.

            12. Demonstrate proficiency in electrical skills with regard to working within EEW procedures.

      F.    Documentation/ Systems

            1.    Write PM specifications and RFCs.

            2. Use PM checklists correctly and update PM checklist with expert supervision.

            3. Enter necessary equipment data into Buyer's data collection database, correctly, including sub-assembly and repair data.

            4. Generate status reports and interpret data from Buyer's data collection database to solve problems.

      G.    Supplier Interface

            1.    Work with suppliers and facilities to install new equipment.

            2.    Interact with suppliers and factory support groups.

      H.    Tool specific requirements

12.   SERVICE PRICING

      SERVICE PRICING FOR OUT-OF-WARRANTY OR ADDITIONAL SERVICE

      SERVICES ***

Dedicated FSE (terms subject to negotiation)                ***      ***      ***      ***

Hourly:
 Monday-Sunday, 8:00a-5:00p                                 ***      ***      ***      ***

Hourly:
Monday-Sunday, Holidays, Overtime
  (40+ hours per week and/or 8+ hours per day)
  5:00p-8:00a                                               ***      ***      ***      ***

Minimum billing                                             ***      ***      ***      ***

Travel time                                                 ***      ***      ***      ***

Transportation/Lodging                                      ***      ***      ***      ***

Per Diem                                                    ***      ***      ***      ***

On-call Support:
 7x16 (1st and 2nd shift)                                   ***      ***      ***      ***

On-call Support:
 7x24                                                       ***      ***      ***      ***

Training: @ Delta Factory
 40 hrs (Level 1,2)                                         ***      ***      ***      ***


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
Training: @ Delta Factory
 80 hrs (Level 3)                                           ***      ***      ***      ***

Training: On-site
 40 hrs (Level 1,2)                                         ***      ***      ***      ***

Training: On-site
 80 hrs (Level 3)                                           ***      ***      ***      ***


**** TRAVEL/RELATED EXPENSES: Travel/Related Expenses to be quoted separately:
Where applicable, no reimbursement for travel and travel-related expenses will be made by Intel for such expenses in excess of Intel's Travel Service guidelines. Travel arrangements and /or guidelines will be furnished to Supplier upon request

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                                   ADDENDUM B

                      ALCOHOL/DRUG-FREE WORKPLACE DIRECTIVE

Intel is committed to fulfilling its legal and ethical responsibility to maintain a safe and efficient working environment on Intel premises. Supplier's drug and alcohol program shall be at least as stringent as Intel's. This means that at a minimum, Supplier shall ensure that all Contractors assigned to Intel premises shall pass a screen test (urine analysis) for drugs per the schedule outlined below within seventy-two (72) hours after the Supplier has identified the Contractor to be assigned to Intel.. For purposes of this Addendum B, the term "Contractor" refers to Supplier's employees or subcontractors providing Services to Buyer under the Agreement. Any Contractor who does not successfully pass the screen test within such seventy two (72) hour period will be barred access to all Intel facilities. In addition, when Intel has a reasonable suspicion that a Contractor is under the influence of alcohol or drugs in violation of Intel's standards, Supplier shall, at Intel's request, either perform immediate drug and alcohol testing of any Contractor so assigned, or shall remove the Contractor from the Intel premises.

If a Contractor tests positive, that Contractor will be denied access to Intel premises and Intel will require return of that Contractor's security badge immediately. In addition, a corporate-wide "no-access" notation will be placed in the Intel corporate security database and no Application for Waiver will be considered by Intel.

Supplier will be responsible for all testing and for maintaining of records for its Contractors. Supplier will also be responsible for prompt notification and removal of any Contractor found to be in violation of Buyer's Alcohol and Drug-Free Workplace Directive. This includes retrieving the Contractor's badge (including duplicate picture badges, Fab, AT, or other specialty access or permit badges and other property movement badges) and other Intel property, and depositing same at the nearest Intel security post.

Also, Intel may, at its option, exercise its right to audit Supplier's personnel records related to compliance with Intel's Drug and Alcohol Directive to ensure that federally certified laboratories are being used and appropriate procedures are adhered to.

DRUGS                       SCREENING METHOD CUTOFF (IMMUNOASSAY)     CONFIRMATION METHOD CUTOFF (GC/MS)
Amphetemines                1000 ng/ml                                500ng/ml

Cannabinoids                50 ng/ml                                  15 ng/ml

Cocaine                     300 ng/ml                                 150 ng/ml

Opiates                     300 ng/ml                                 300 ng/ml

Phencyclidine               25 ng/ml                                  25 ng/ml

  *** Confidential material redacted and submitted separately to the Commission

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                                   ADDENDUM C

                          PROTECTION OF INTEL'S ASSETS

Supplier agrees to safeguard Intel's classified (i.e., Intel Confidential, Intel Secret, Intel Restricted Secret and Intel Top Secret) and proprietary information set out in the body of the parties' Agreement and relevant Unescorted Access Application forms for badges. Supplier also agrees to use and apply Intel's information protection methods stated below in this Addendum in the performance of Supplier's work. Supplier agrees that this performance standard applies to all Intel classified and proprietary information, regardless of the medium (Intel's or Supplier's) in or on which it is retained or communicated and to software that is licensed by Intel for its internal use.

Supplier is not automatically granted access to Intel classified and proprietary information, networks or software. However, authorization to use or access Intel information, software, or telecommunications may be granted by the Intel information owner if access is necessary and directly related to Supplier's scope of work or duties. Unless specifically authorized, Supplier may not use or access Intel classified or proprietary information that may be happened upon or inadvertently discovered while performing work under this Agreement. Neither may a Supplier or Supplier's employee control an Intranet web site at Intel.

Supplier shall not modify Intel classified or proprietary information, software, hardware, or telecommunications without the explicit permission of the Intel employee responsible for the resource, with the exception of contract-related requirements or resources that allow for individual customization (e.g., Microsoft Windows user features). The Supplier's employees, agents, or subcontractors may not disclose Intel classified or proprietary information to their co-workers, except for disclosure to those similarly bound to protect Intel's intellectual property with a need to know to fulfill this Agreement.

                      INTEL INFORMATION PROTECTION METHODS

This section outlines the Intel's minimum requirements for protection methods for all Intel classified or proprietary information and software that the Supplier's personnel may come in contact with. Intel recognizes that the correct and proper protection of its information rests with its employees and Suppliers who have been authorized access. FAILURE TO COMPLY WITH THESE REQUIREMENTS WILL PROVIDE GROUNDS FOR IMMEDIATE TERMINATION OF THIS AGREEMENT BY INTEL. Periodic updates to these protection methods can be found on Intel's internal web at:

                  URL HTTP://WWW-INFOSEC.FM.INTEL.COM/POLICIES/

Upon reaching the above web site, refer to Policies for Employees and Procedures for Employees. These protection methods may also be obtained through your purchasing representative.

For further information or questions, contact your Intel management sponsor.

  *** Confidential material redacted and submitted separately to the Commission

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                                   ADDENDUM D

   EQUIPMENT SPECIFIC TERMS AND CONDITIONS - ALSO SEE THE COMMERCIAL HANDBOOK

1.       MODEL, DESCRIPTION, SPEC, AND LEAD-TIME INFORMATION

DESCRIPTION           MODEL #      SPEC #             PRICE     LEADTIME
-----------           -------      ------             -----     --------
***                   ***          06-705 REV 0       ***       ***
***                   ***          06-705 REV 0       ***       ***
***                   ***          06-705 REV 0       ***       ***
***                   ***          06-705 REV 0       ***       ***
***                   ***          06-705 REV 0       ***       ***
***                   ***          06-705 REV 0       ***       ***
***                   ***          06-705 REV 0       ***       ***
***                   ***          06-705 REV 0       ***       ***
***                   ***                             ***       ***
***                   ***                             ***       ***
***                   ***                             ***       ***
***                   ***                             ***       ***
***                                                   ***       ***

***TABLE 1: MODEL, DESCRIPTION, SPEC, AND LEAD-TIME INFORMATION. FOR BLU, RFS, ORION, PTC, AND ETC, REFER TO THE COMMERCIAL HANDBOOK.

         A.       Tiered pricing schedule for ***:

         Systems 1-15               ***
         Systems 16-30              ***
         Systems 31-45              ***
         Systems 46-65              ***
         Systems 66-95              ***
         Systems 96-125             ***
         Systems >125               ***

2.       ***

3.       ***

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                        CONFIDENTIAL TREATMENT REQUESTED - REDACTED COPY

TOTAL SUMMIT AND RFS HANDLERS UNDER WARRANTY AT SITE

YEAR 1                  YEAR 2        YEAR 3        FSE SUPPORT PROVIDED UNDER WARRANTY
1-9                     1-11          1-12          1 FSE (40 hrs/wk each, or 80 hrs/2 wks each for compressed work week)
10-20                   12-22         13-24         2 FSE (40 hrs/wk each, or 80 hrs/2 wks each for compressed work week)
21-30                   23-33         25-36         3 FSE (40 hrs/wk each, or 80 hrs/2 wks each for compressed work week)
31+                     34+           37+           4 FSE (40 hrs/wk each, or 80 hrs/2 wks each for compressed work week)

4. CAPITAL EQUIPMENT PRICE LISTS - SEE ADDENDUM D SECTION 1 ABOVE. ALSO REFER TO THE COMMERCIAL HANDBOOK

*REFER TO THE COMMERCIAL HANDBOOK FOR RFS, ORION, BLU, AND OTHER SURVIVING AMENDMENTS 1-13 FROM CONTRACT #***.

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                                   ADDENDUM E

                     TRAINING AND DOCUMENTATION REQUIREMENTS

(a) Intel Governing Specification 20-254 revision 15 is incorporated by reference. It can be found at http://tmgt.intel.com/ttetools/index.htm in the table "BKM Name" entitled "20-254 Spec".


1. The governing specification 20-254 revision 15 can be obtained by Commodity Manager or a representative from TMG-T.

2.       TRAINING

         (a) Buyer's training and documentation representative may audit each class once per year as described in 20-254 rev 15 at no cost.

         (b) Seller will provide one (1) pilot delivery for each new training class described in 20-254 to the Buyer for up to six
                  (6) students at no cost.

         (c) Seller will provide a Training Tool during all training sessions that will reside in North America.

         (d) Seller will deliver On-Buyer site classes to meet factory shift requirements as required per site.

         (e)      One (1) day equals eight (8) hours of instruction time.

         (f) Buyer is responsible for all travel, lodging expenses, and per diem for Seller's instructor.

         (g)      Course cancellation policy

                  (i) Buyer has the right to cancel any confirmed class up to "5" business days prior to class start date in the US, "10" days at non-US site, without penalty. If the Buyer cancels the confirmed class within "5/10" days prior to class start date, the Buyer will pay actual documented incurred cost.

                  (ii) Seller has the right to cancel any confirmed class up to "10" business days prior to class start date without penalty. If the Seller cancels the confirmed class within "10" business days or misses the confirmed class date, the Seller will deliver the next class at no cost.

         (h)      Assembly/Test Course Training Cost N/A

                  (i)      On Buyer's site cost per class (containing up to six
                           (6) students) equals X multiplied by the number of course days.

                  (iii)    On Seller's site cost per class (containing up to six
                           (6) students) equals X multiplied by the number of course days.

         (i) Seller to work with Buyer on jointly agreed internalized Assembly/Test Course Training classes per buyer request.

  *** Confidential material redacted and submitted separately to the Commission

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                                   ADDENDUM F

           REFER TO THE LATEST COMMERCIAL HANDBOOK - SPARES PRICE LIST


  *** Confidential material redacted and submitted separately to the Commission

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                        CONFIDENTIAL TREATMENT REQUESTED - REDACTED COPY

                                   ADDENDUM G
                          SERVICES AND TRAINING PRICING

13.      SERVICE PRICING

         Service pricing for out-of-warranty or additional service

                SERVICES                            ***         ***        ***        ***
                --------                            ---         ---        ---        ---
Dedicated FSE (terms subject to negotiation)        ***         ***        ***        ***

Hourly:                                             ***         ***        ***        ***
 Monday-Sunday, 8:00a-5:00p

Hourly:                                             ***         ***        ***        ***
Monday-Sunday, Holidays, Overtime (40+ hours
per week and/or 8+ hours per day)
5:00p-8:00a

Minimum billing                                     ***         ***        ***        ***

Travel time                                         ***         ***        ***        ***

Transportation/                                     ***         ***        ***        ***
 Lodging

Per Diem                                            ***         ***        ***        ***

On-call Support:                                    ***         ***        ***        ***
 7x16 (1st and 2nd shift)

On-call Support:                                    ***         ***        ***        ***
 7x24

Training: @ Delta Factory                           ***         ***        ***        ***
 40 hrs (Level 1,2)

Training: @ Delta Factory                           ***         ***        ***        ***
 80 hrs (Level 3)

Training: On-site                                   ***         ***        ***        ***
 40 hrs (Level 1,2)

Training: On-site                                   ***         ***        ***        ***
 80 hrs (Level 3)

*TRAVEL/RELATED EXPENSES: Travel/Related Expenses to be quoted separately: Where applicable, no reimbursement for travel and travel-related expenses will be made by Intel for such expenses in excess of Intel's Travel Service guidelines. Travel arrangements and /or guidelines will be furnished to Supplier upon request.

2.  Training - Refer to Addendum E

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                                   ADDENDUM H

                          THIRD PARTY TECHNOLOGY ESCROW

A. Buyer shall have the option to exercise the provisions of this addendum only if, during at least one fiscal quarter, Seller's operating results yield a score of 3.0 or less in the Altman Z-Score Bankruptcy Predictor model.

B. Upon the request of Buyer, Seller will, at its sole cost and expense, deposit copies in electronic format of any and all engineering drawings, proprietary information, technical documentation, know how, specifications and the like, as may be required by Buyer for the support, operation, maintenance and manufactured of all Items by Buyer, or a third party contractor of Buyer, ("Deposit") with a third party escrow holder ("Escrow Holder") approved in advance by Buyer. As a condition to approval by Buyer, the Escrow Holder must be generally engaged in the business of acting as an Intellectual property escrow holder and if required by law, licensed to act in such capacity. The escrow agreement for the Deposit shall name Buyer as beneficiary and shall provide for the release of the Deposit to Buyer upon the occurrence of any of the following release conditions ("Release Conditions"):

         (1) Any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding is commenced by or against Seller, and if such case or proceeding is not commenced by Seller, it is not dismissed within sixty (60) days from the filing thereof; or

         (2) Seller fails to continue to do business in the ordinary course, as such business relates to the goods and services to be provided under this Agreement; or -

         (3) Seller becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due; or

         (4) Seller applies for or consents to the appointment of a trustee, receiver or other custodian for Seller, or makes a general assignment for the benefit of its creditors; or

         (5) Seller is unable or unwilling to perform its obligations under the Agreement due to a condition set forth above for a period of sixty (60) days or more ; or .

         (6) Seller breaches any of its service obligations under the Agreement including, but not limited to, maintenance, repair, continuous improvement, upgrades and modifications of Items and does not cure such breach within sixty (60) days after receiving written notice thereof by Buyer.

C. Upon the release of the Deposit to Buyer, Seller grants to Buyer a non-exclusive, world-wide, irrevocable, fully paid up, royalty-free, perpetual license under Seller's Intellectual Property (including trade secrets, copyrights and patents, if any) embodied in the Deposit to:
         (i) use, reproduce, display, perform, make derivative works of, incorporate in Items and distribute internally but solely in conjunction with the maintenance, repair, improvement, upgrade and modification of Items by Buyer, or a third party contractor of Buyer, and (ii) to make, have made, use, sell, offer to sell or import Items which employ or incorporate Seller's Intellectual Property for use internally by Buyer. Buyer shall be required to maintain the confidentiality of the released materials while in its possession. Upon written request of Seller, at such time as Seller shall have remedied the Release Conditions under which the Deposit was released to Buyer, Buyer shall promptly return the Deposit to the Escrow Holder. At such time, the license granted above shall terminate, except for any license granted to a third party by Buyer for the unexpired portion of any existing agreement with the third party or any use or right exercised by Buyer during the period that Buyer was in possession of the Deposit.

  *** Confidential material redacted and submitted separately to the Commission

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                                   ADDENDUM I

                     SPARE PARTS CONSIGNED INVENTORY PROGRAM

                                     * * *

  *** Confidential material redacted and submitted separately to the Commission

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                                   ADDENDUM J

                       FSE CURRICULUM SUMMARY AND PRICING

       (INCLUDES BUT NOT LIMITED TO THE SKILLS OR ACTIVITIES LISTED BELOW)
      (SKILLS AND EXPECTATIONS ARE GENERIC AND MAY VARY DEPENDING UPON TOOL
                                 APPLICABILITY)

                 FIELD SERVICE ENGINEER SKILLS AND EXPECTATIONS:

                  Apply appropriate equipment specific safety procedures rigorously. Identify and describe hazards and safety procedures for acids, solvents, pressurized and inert gases, cryogenics related to the equipment set. Describe the mechanical, electrical (EEW), vacuum, pneumatic, hydraulic, and thermal hazards and the associated safety procedures for the equipment set. Apply ergonomically correct methods for lifting and handling of equipment and equipment components. Recognize and describe the use of emergency shut off switches, interlocks and valves for the machines in the equipment cluster/set. Describe the correct hot work safety procedures. Correctly handle reactive gases, acids, solvents, pressurized and inert gases at point of use, specific to the equipment set. Describe MDA and safety system leak detection. Use PM checklists correctly. Enter necessary equipment data into CEPT, or equivalent system, correctly including sub-assembly and repair data. Generate CEPT status reports. Use MS Word to edit specs. Use station controller appropriately to handle PMs and software. Access stores ordering system to obtain necessary spares and other parts. Perform daily and weekly PMs as defined for equipment set. Recognize and react accordingly to alarms and error codes. Display knowledge of software and controls specific to the process tools in the equipment set. Ensure machine quality standards are met before returning machine back to production by performing appropriate monitors. Use simple measurement tools in a documented procedure. Use basic hand tools properly as defined for the equipment group. Perform automatic system alignments/adjustments per specifications. Run standard machine monitors. Operate optical measurement equipment. Assist in major PMs. Perform scheduled preventative maintenance. Demonstrate knowledge of facilities and sub-systems of the process tools in the equipment set. Attain basic theoretical knowledge of the equipment in the set. Understand the impact of the equipment variables on the process. Certified to perform CPR and First Aid, has received Electrical Safety Training, (if in U.S. must meet OSHA Requirements), has read and understands Intel Electrical Safety Procedures, understands Control of Hazardous Energies and Lock Out Tag Out
(LOTO) procedures.

                  Update PM checklists with expert supervision. Demonstrate proficiency in electrical skills with regard to working within EEW procedures. Troubleshoot basic transport problems i.e. shuttle cassette not sitting on elevator properly. Make decisions involving interactions of facility and sub-assembly. Perform monthly and quarterly PMs as defined for equipment. Perform tasks according to safety system requirements. Use data acquisition station controllers. Interpret CEPT data to solve problems. Use spreadsheets and operating systems. Troubleshoot standard station controller problems (if required). Maintain equipment as certified from supplier operations and maintenance classes. Troubleshoot using complex RFCs and schematics. Know how all sub-systems are integrated. Assist with improvements and upgrades. Participate in RFC development.

                  Suggest and maintain safety improvements. Maintain equipment as certified by supplier and maintenance and troubleshooting classes. Interact with suppliers and support groups. Write PM specifications and RFCs. Apply advanced troubleshooting methods. Participate as the experts in the implementation of equipment improvements. Work with suppliers and facilities to install new equipment. Perform semi-annual and annual PMs.

  *** Confidential material redacted and submitted separately to the Commission

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

                        CONFIDENTIAL TREATMENT REQUESTED - REDACTED COPY

                                   ADDENDUM K

                             SUPPLEMENTAL PROVISIONS

EXCLUSIVITY

           In consideration for Buyer's contribution to the design and development of the (insert Tool description or project name), Seller agrees not to sell, offer to sell or sample the (insert Tool description or name) or any other equipment that uses the design or developments in the (insert Tool description or project name) to any 3rd party without Intel's express written consent for a period of X months (insert time duration TBD mutually agreed upon depending on the project) from the Effective Date of the Amendment (the "Exclusivity Period").

ROYALTY

           In consideration for Buyer's contributions to the design and development of the (insert Tool description or project name), the Seller agrees to pay Buyer a running royalty equal to X% (mutually agree upon depending on the project) X percent of the gross revenues (excluding sales to Buyer) generated by Seller from the sale (insert Tool description or project name) after the Exclusivity Period. Royalties shall accrue quarterly and be payable within thirty (30) days after the end of each quarter. Buyer has the option to receive a credit for the royalties for application to future orders, extended warranties, or other options selected at Buyers discretion.

RIGHT OF FIRST REFUSAL

           After the Exclusivity Period, Seller agrees that Buyer shall have the right of first refusal ("ROFR") on Seller's manufacturing capacity to purchase (insert Tool description or project name). In each case, Seller will notify Buyer in writing in advance of the delivery timeframes for the (insert Tool description or name) available to Buyer under the ROFR, and Buyer will have thirty (30) days after the receipt of the notification to issue a Release for such (insert Tool description or project name). The ROFR for any (insert Tool description or project name) for which Buyer does not issue a Release within the thirty (30) days shall expire.

  *** Confidential material redacted and submitted separately to the Commission

                        CONFIDENTIAL TREATMENT REQUESTED - REDACTED COPY

                                   ADDENDUM L
                             LIMITATION OF LIABILITY

Except as expressly provided hereafter, Seller shall not be liable to Intel for any punitive, special, incidental, or consequential damages (including any damages resulting from loss of use, loss of data, loss of profits, or loss of business) arising out of or in connection with this Agreement, even if Seller has been advised of the possibility of such damages, and regardless whether such damages arise in contract, tort, or otherwise. Notwithstanding the foregoing, nothing herein shall be construed to limit Seller's liability in any way for bodily injury or death to any person, physical damage to property or for any and all claims, demands or damages of any third party arising from the indemnity obligations of the Seller provided in this Agreement.

  *** Confidential material redacted and submitted separately to the Commission

                                       46